Exhibit 99.1

Union Acquisition Corp. II Announces Shareholder Approval of Business Combination with Procaps Group

Union Acquisition Corp. II (“LATN”) Shareholders Approve the Proposed Business Combination with Procaps Group and the Parties Agree to Close by September 30, 2021

Following the Closing of the Business Combination the Combined Company is expected to Trade on the Nasdaq Global Market® Under “PROC” and “PROCW”

NEW YORK, NY & BARRANQUILLA, COLOMBIA – September 23, 2021 – Union Acquisition Corp. II (NASDAQ: LATN, LATNU, LATNW) ("LATN"), a publicly-traded special purpose acquisition company, announced today that its shareholders voted to approve the previously announced business combination (the “Business Combination”) with Procaps Group, a leading integrated international healthcare and pharmaceutical company, and all other proposals presented at LATN’s Extraordinary General Meeting held on September 22, 2021.

Approximately 97% of the votes cast at the Extraordinary General Meeting were in favor of the Business Combination. LATN plans to file the results of the meeting, as tabulated by an independent inspector of elections, on a Form 8-K with the Securities and Exchange Commission (the “SEC”).

Procaps Group and LATN have agreed to close the Business Combination prior to September 30, 2021. One business day following the closing of the Business Combination, Holdco’s ordinary shares and warrants are expected to trade on the Nasdaq Global Market under the ticker symbols “PROC” and “PROCW” respectively. Institutional investors have committed to an upsized private investment in public equity (“PIPE”) of $100 million in ordinary shares of LATN, which will be converted into ordinary shares of the combined company upon the closing of the business combination. The PIPE will close concurrently with the business combination.

The current Procaps management team, led by its Founder, Chairman and CEO, Ruben Minski, will continue to focus on organic growth, with the support of its recently hired President, Dr. Camilo Camacho, and inorganic growth, with the vision and experience of Alejandro Weinstein, Chairman of the M&A Committee.

“Over the last 40 plus years Procaps Group’s tested business strategy has built a strong foundation for growth, and we believe that this Business Combination will further enable us to execute our strategic roll-up and consolidation plans in the LatAm region that we believe will drive an accelerated competitive position and value creation,” said Ruben Minski, Procaps Founder, Chairman and Chief Executive Officer. “Given our financial growth and EBITDA generation, we believe are well-positioned to execute on our M&A strategy with the support, vision and experience of Alejandro Weinstein, Chairman of our M&A Committee. We believe the current environment is full of opportunities, and we look forward to engaging the respective targets in the months to come,” concluded Minski.

“Overwhelming support from our shareholders with the approval of the Business Combination is a testament to the incredible opportunity Procaps represents to investors in the United States and abroad,” said Kyle P. Bransfield, CEO of Union Acquisition Corp. ll. “We look forward to witnessing the next chapter of growth initiatives led by CEO Ruben Minski after building a 40-year, family-owned Latin American pharmaceutical company into a leading integrated pharma company with a presence in 13 countries and product reach in 50 markets modernizing oral drug delivery technology and manufacturing capabilities.

“After the closing of the transaction, we believe the new capital will leverage Procaps’ strong financial and organic growth metrics and accelerate its global expansion, utilizing a roll-up strategy that we believe will drive regional consolidation with an accelerated competitive position and significant Adjusted EBITDA growth and margin expansion,” concluded Bransfield.

About Procaps Group

Procaps Group is a developer of pharmaceutical and nutraceutical solutions, medicines, and hospital supplies that reach more than 50 countries in all five continents. Procaps has a direct presence in 13 countries in Latin America and, as of December 31, 2020, had more than 4,700 collaborators working under a sustainable model. Procaps develops, manufactures, and markets over-the-counter (OTC) and prescription drugs, nutritional supplements and high-potency clinical solutions. For more information, visit www.procapsgroup.com or Procaps Group’s investor relations website investor.procapsgroup.com.

About Union Acquisition Corp. II.

Union Acquisition Corp. II, led by Kyle Bransfield and Daniel Fink, is a Cayman Islands exempted company incorporated as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. For more information, please click here.

About the Business Combination

As of the closing of the Business Combination, Procaps Group, S.A. (“Holdco”), a subsidiary of Crynssen Pharma Group Limited (“Procaps Group”), will become the holding company of LATN and Procaps Group.

Forward-Looking Statements

This press release contains “forward-looking statements.” Forward looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include the expected gross cash proceeds from the Procaps Group Business Combination and its effects on expansion; Procaps Group strategic roll-up and M&A strategy; and the closing of the Business Combination transaction. Such forward-looking statements with respect to the businesses of LATN, Procaps Group, or Holdco, prior to or following the completion of any proposed Business Combination, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to: (1) the inability to complete the transactions contemplated by the proposed Business Combination; (2) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the inability to successfully retain or recruits officers, key employees, or directors following the proposed Business Combination; (4) effects on LATN’s public securities’ liquidity and trading; (5) the market’s reaction to the proposed Business Combination; (6) the lack of a market for LATN’s securities; (7) LATN’s and Procaps Group’s financial performance following the proposed Business Combination; (8) costs related to the proposed Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that LATN or Procaps Group may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by LATN. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the Business Combination due to the failure to obtain approval from LATN shareholders or satisfy other closing conditions in the Business Combination agreement, the occurrence of any event that could give rise to the termination of the Business Combination agreement, the ability to recognize the anticipated benefits of the Business Combination, the outcome of any legal proceedings that may be instituted against LATN or Procaps Group following announcement of the proposed Business Combination and related transactions, the impact of COVID-19 on Procaps Group’s business and/or the ability of the parties to complete the Business Combination, the ability to obtain or maintain the listing of Holdco’s ordinary shares on Nasdaq following the proposed Business Combination, costs related to the proposed Business Combination, changes in applicable laws or regulations, the possibility that LATN or Procaps Group may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties, including those included under the header “Risk Factors” in the Registration Statement filed with the SEC and those included under the header “Risk Factors” in the final prospectus of LATN related to its initial public offering, as well as LATN’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, you should not put undue reliance on these statements.

Procaps Group Investor Contact:

Chris Tyson

Executive Vice President

MZ North America

Direct: 949-491-8235

LATN@mzgroup.us

LATN Contact:

Kyle P. Bransfield

Chief Executive Officer

Union Acquisition Corp. II

(305) 306-2522

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